Exhibit 10.1
EXECUTION COPY
EIGHTH AMENDMENT, CONSENT AND DIRECTION
TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS EIGHTH AMENDMENT, CONSENT AND DIRECTION AGREEMENT, dated as of November 8, 2009 (this “Amendment”), to the Existing Credit Agreement (as defined below) is entered into among CHAMPION HOME BUILDERS CO., a Michigan corporation (the “Borrower”), CHAMPION ENTERPRISES, INC., a Michigan corporation (the “Parent”), certain of the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in Article I below), CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as the Administrative Agent (in such capacity, the “Administrative Agent”), and, solely for purposes of Articles VI and VII, each Obligor signatory hereto.
W I T N E S S E T H:
     WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent are all parties to the Amended and Restated Credit Agreement, dated as of April 7, 2006 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, the Borrower and certain other Obligors desire to obtain debtor-in-possession financing (the “DIP Facility”) in order to fund their operating expenses, capital expenditures, post-petition interest, professional fees and expenses, carve-outs, and similar costs related to a potential filing of petitions for relief (the “Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”);
     WHEREAS, it is a condition precedent to the DIP Facility that certain provisions of the Existing Credit Agreement be amended or otherwise modified, and that certain terms be consented to, all as set forth herein; and
     WHEREAS, the Borrower has requested that the Lenders so amend and modify the relevant provisions of the Existing Credit Agreement and grant such consents, and the Lenders are willing, but only on the terms and subject to the conditions hereinafter set forth, to so amend and modify the Existing Credit Agreement and grant such consents, all as set forth below; and
     WHEREAS, the Lenders further wish to provide certain directions to the Administrative Agent in connection with the potential filing of the Cases;
     NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I
DEFINITIONS
     SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):
     “Administrative Agent” is defined in the preamble.
     “Amendment” is defined in the preamble.
     “Authorized Action” is defined in Section 7.8.
     “Bankruptcy Code” is defined in the second recital.
     “Borrower” is defined in the preamble.
     “Cases” is defined in the second recital.
     “Credit Agreement” is defined in the first recital.
     “DIP Facility” is defined in the second recital.
     “DIP Term Sheet” is defined in Section 3.1.
     “Eighth Amendment Fee” is defined in Section 7.9.
     “Existing Credit Agreement” is defined in the first recital.
     “Eighth Amendment Effective Date” is defined in Article IV.
     “Parent” is defined in the preamble.
     “Transfer,” “Transferee,” “Transferee Acknowledgment,” are each defined in Section 3.2(b).
     SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.
ARTICLE II
AMENDMENTS TO EXISTING CREDIT AGREEMENT
     Effective on (and subject to the occurrence of) the Eighth Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

     SECTION 2.1. Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
     “Eighth Amendment” means the Eighth Amendment, Consent and Direction Agreement, dated as of November 8, 2009, among the Borrower, the Parent, certain other Obligors, the Lenders party thereto and the Administrative Agent.
     “Eighth Amendment Effective Date” means the Eighth Amendment Effective Date as that term is defined in Article IV of the Eighth Amendment.
     SECTION 2.2. Amendment to Article II.
     SECTION 2.2.1. Sections 2.6.4(a) and (b) of the Existing Credit Agreement are each hereby amended by deleting the first two clauses thereof up until “(i)”, and replacing them with the following:
     “Upon notification by the Administrative Agent (acting at the direction of the Required Lenders) to the Borrower of its obligations under this Section, following the occurrence and during the continuation of any Event of Default,”
     SECTION 2.2.2. Article II of the Existing Credit Agreement is hereby further amended by inserting the following new section at the end thereof:
     “SECTION 2.8. Continuation of Letters of Credit Post-Default and Filing for Protection Under Bankruptcy Code. The Required Lenders, the Revolving Loan Lenders holding a majority in interest of the Revolving Loan Exposure and the Synthetic Lenders holding a majority in interest of the aggregate amount of all Synthetic Deposits hereby agree that, notwithstanding the existence and continuation of any Default, including any Default of the types referred to in Section 9.1.9 hereof, and notwithstanding anything else to the contrary contained in the Credit Agreement, all Letters of Credit that are issued and outstanding under the Credit Agreement as of the Eighth Amendment Effective Date, may remain outstanding and be continued and renewed for a twelve (12) month period from the date of such renewal, but only to the extent not drawn by the respective beneficiaries of such Letters of Credit.”
     SECTION 2.3. Amendment to Section 5.3. Section 5.3 of the Existing Credit Agreement is hereby amended by inserting the following sentence at the end thereof:
     “For the avoidance of doubt, the provisions of this Section are subject to Section 2.8 hereof.”

     SECTION 2.4. Amendment to Section 9.2. Section 9.2 of the Existing Credit Agreement is hereby restated in its entirety as follows:
     “SECTION 9.2. Action if Bankruptcy. If any Event of Default described in clauses (a) through (d) of Section 9.1.9 with respect to the Parent or the Borrower shall occur, the outstanding principal amount of all outstanding Loans and all other Obligations (including Reimbursement Obligations), shall, automatically be and become immediately due and payable, without notice or demand to any Person. For the avoidance of doubt, the provisions of this Section are subject to Section 2.8 hereof”
     SECTION 2.5. Amendment to Section 9.3. Section 9.3 of the Existing Credit Agreement is hereby amended by inserting the following sentence at the end thereof:
     “For the avoidance of doubt, the provisions of this Section are subject to Section 2.8 hereof.”
ARTICLE III
CONSENT TO DIP LOAN AND DIRECTION TO CREDIT BID
     Subject to the occurrence of the Eighth Amendment Effective Date, certain provisions of the Existing Credit Agreement are hereby modified, certain matters are consented to, and the Administrative Agent is directed to take certain actions, all in accordance with this Article III. Except as expressly so modified herein and in Article II above, the Existing Credit Agreement shall continue in full force and effect.
     SECTION 3.1. Consent to DIP Loan. Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, the Required Lenders hereby consent to the extension of the DIP Loan Facility, as defined in, and substantially on the principal terms set forth in, the Champion Home Builders Co. Summary of Indicative Terms and Conditions for Possible Debtor-in-Possession Financing attached hereto as Exhibit A (the “DIP Term Sheet”), and all other transactions referred to therein, with such changes to the terms and under such documentation as the Requisite Lenders (as defined in the DIP Term Sheet) shall agree to. Without limiting the foregoing, the Required Lenders hereby expressly consent to and permit (a) the lien priority of the New Money Loan, DIP LC’s and the Roll-Up Loan, (b) the incurrence from time to time of the New Money Loan and the issuance of DIP LCs, and (c) the use of cash collateral, in each case, as set forth and/or permitted by the DIP Term Sheet and any documentation executed in connection therewith or relating to the definitive terms thereof. The Lenders and Obligors agree that the Eighth Amendment Fee and all interest and fees with respect to all unpaid amounts under the Credit Agreement shall be paid in kind and accrue notwithstanding any limitations on the amount of the commitments or loans that may otherwise be applicable under the Credit Agreement.
     SECTION 3.2. Direction to Credit Bid. (a) The Required Lenders hereby authorize and direct the Administrative Agent to credit bid (or to direct the Collateral Trustee to credit bid) any and all Obligations under the Credit Agreement for any and all of the assets of the Debtors to the extent and under such terms and conditions as the Administrative Agent shall deem appropriate as part of the Administrative Agent’s exercise of rights and remedies under and in connection with the various Loan Documents and to take such actions and execute such documents as the Administrative Agent deems appropriate in connection therewith.
     (b) It is understood and agreed that action taken by the Lenders as contemplated hereby shall be binding upon all of their successors and assigns and no amendments, waivers or other modifications of this Amendment can be made without the consent of the Administrative Agent. Each Lender party hereto hereby agrees not to sell, transfer, assign, pledge, or otherwise dispose, directly or indirectly (including by creating any subsidiary or affiliate for the sole purpose of acquiring any Obligations), their right, title or interest in respect of the Obligations, in whole or in part, or any interest therein (a “Transfer”), unless the recipient of such relevant claim (a “Transferee”) agrees in writing (such writing, a “Transferee Acknowledgment”), prior to such Transfer, to be bound by this Amendment in its entirety without revisions. Any Transfer that does not comply with this paragraph shall be void ab initio. In the event of a Transfer, the transferor shall, within three (3) business days thereof, provide written notice of such Transfer to the Administrative Agent, together with a copy of the Transferee Acknowledgment in form and substance satisfactory to the Administrative Agent.
     (c) It is further understood and agreed that no Lender shall be afforded an opportunity to participate in the DIP Facility contemplated under the DIP Term Sheet unless such Lender has agreed to the terms and conditions hereto and executed and delivered this Amendment or a Transferee Acknowledgement.
     (d) Each Lender party hereto represents and warrants, on a several but not joint basis, that, as of the date hereof, it is the legal or beneficial holder of, or holder of investment authority over, the claims identified on its signature page hereto and has the power and authority to execute this Amendment. Each Lender party hereto believes that a DIP Facility consistent with the DIP Term Sheet and the credit bid authorized by this Amendment are in its best interests. Accordingly, each Lender party hereto agrees (in its capacity as a Lender as well as in its capacity as a holder of any other debt or other obligations or equity of the Parent or any of its Subsidiaries) (i) not to authorize any other person to credit bid any Obligations owing to it, nor will it seek to credit bid Obligations on its own behalf, and all such actions shall be taken by the Administrative Agent on behalf of such Lenders, (ii) not to contest, object to, seek to set aside, oppose, challenge, interfere with, delay, impede, appeal or take any other negative action, directly or indirectly, in any respect regarding any credit bid submitted by the Administrative Agent, (iii) not to consent to any debtor-in-possession financing that may be offered to the Parent or any of its Subsidiaries other than the DIP Facility pursuant to the terms and conditions substantially as set forth in the DIP Term Sheet, and (iv) that in connection with any credit bid, it shall not be entitled to, and will not make any claim for, any cash payments, but rather shall only be entitled to consideration as determined by the Requisite Lenders (as defined in the DIP Term Sheet); provided, however, that consideration being provided on account of the claims under the DIP Facility shall be distributed to the lenders thereunder (as among themselves) on a pro rata basis, and consideration being provided on account of the claims under the Credit Agreement shall be distributed to the Lenders (as among themselves) on a pro rata basis.

ARTICLE IV
CONDITIONS TO EFFECTIVENESS
     SECTION 4.1. Conditions to Effectiveness. This Amendment shall become effective upon the prior or simultaneous satisfaction of each of the following conditions in a manner reasonably satisfactory to the Administrative Agent (the date when all such conditions are so satisfied being the “Eighth Amendment Effective Date”):
     SECTION 4.2. Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrower, each other Obligor, the Required Lenders and the Administrative Agent.
     SECTION 4.3. Costs and Expenses, etc. The Administrative Agent shall have received all fees, costs and expenses due and payable pursuant to Section 12.3 of the Existing Credit Agreement (including without limitation the fees and expenses of Willkie Farr & Gallagher LLP, special New York restructuring counsel to the Administrative Agent), if then invoiced.
     SECTION 4.4. Certificate of Authorized Officer. The Borrower shall have delivered a certificate of an Authorized Officer, solely in his or her capacity as an Authorized Officer of the Borrower and not in his or her individual capacity, certifying that, both immediately before and after giving effect to this Amendment on the Eighth Amendment Effective Date, the statements set forth in Article V hereof are true and correct.
     SECTION 4.5. Satisfactory Legal Form. The Administrative Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment shall be satisfactory to the Administrative Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.
ARTICLE V
REPRESENTATIONS AND WARRANTIES
     To induce the Lenders to enter into this Amendment, the Obligors represent and warrant to the Lenders as set forth below.
     SECTION 5.1. Validity, etc. This Amendment and the Credit Agreement (after giving effect to this Amendment) each constitutes the legal, valid and binding obligation of such applicable Obligor enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
     SECTION 5.2. Representations and Warranties, etc. Both before and after giving effect to this Amendment, the statements set forth in clause (a) of Section 5.3.1, and after giving effect to this Amendment, the statements set forth in clause (b) of Section 5.3.1, in each case of the Existing Credit Agreement, are true and correct.
ARTICLE VI
CONFIRMATIONS AND COVENANTS
     SECTION 6.1. Guarantees, Security Interest, Continued Effectiveness. Each Obligor hereby reaffirms, as of the Eighth Amendment Effective Date, that immediately after giving effect to this Amendment (a) the covenants and agreements made by such Obligor contained in each Loan Document to which it is a party, (b) with respect to each Obligor party to a Guaranty, its guarantee of payment of the Obligations pursuant to such Guaranty and (c) with respect to each Obligor party to the Pledge and Security Agreement or a Mortgage, its pledges and other grants of Liens in respect of the Obligations pursuant to any such Loan Document, in each case, as such covenants, agreements and other provisions may be modified by this Amendment.
     SECTION 6.2. Validity, etc. Each Obligor (other than the Borrower) hereby represents and warrants, as of the Eighth Amendment Effective Date, that immediately after giving effect to the Amendment, each Loan Document, in each case as modified by this Amendment (where applicable and whether directly or indirectly), to which it is a party continues to be a legal, valid and binding obligation of such Obligor, enforceable against such party in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
     SECTION 6.3. Representations and Warranties, etc. Each Obligor (other than the Borrower) hereby represents and warrants, as of the Eighth Amendment Effective Date, that before and after giving effect to this Amendment, the representations and warranties set forth in each Loan Document to which such Obligor is a party are, in each case, true and correct (a) in the case of representations and warranties not qualified by references to “materiality” or a Material Adverse Effect, in all material respects and (b) otherwise, in all respects, in each case with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
ARTICLE VII
MISCELLANEOUS
     SECTION 7.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.
     SECTION 7.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended and modified hereby, including Articles X and XII thereof.
     SECTION 7.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SECTION 7.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 7.5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK IN THE SAME MANNER AS PROVIDED FOR IN THE CREDIT AGREEMENT.
     SECTION 7.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment and modifications s set forth herein shall be limited precisely as provided for herein to the provisions expressly amended or modified herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of any Lenders, the Administrative Agent, the Collateral Trustee, or the Issuer under the Existing Credit Agreement or any of the Loan Documents.
     SECTION 7.7. No Waiver. This Amendment is not, and shall not be deemed to be, a waiver or a consent to any Event of Default, event with which the giving of notice or lapse of time or both may result in an Event of Default, or other non-compliance now existing or hereafter arising under the Credit Agreement and the other Loan Documents, except as expressly provided for in Articles II and III hereof.
     SECTION 7.8. Obligor Releases/Damages and Liability Limitations. Although each Lender and the Administrative Agent each regards its conduct as proper and does not believe that any Obligor has any claim, right, cause of action, offset or defense against such Lender, the Administrative Agent, any Issuer or any other Lender Party (for purposes of this paragraph, defined as, “each Lender, the Administrative Agent, any Issuer and each of their present or former subsidiaries, affiliates, advisors, employees, attorneys, agents, officers, directors and representatives and their respective predecessors, successors, transferees and assigns”) in connection with the execution, delivery, performance and ongoing administration of, or the transactions contemplated by, the Credit Agreement and the other Loan Documents, each Lender, the Administrative Agent and each Obligor agree to eliminate any possibility that any past conduct, conditions, acts, omissions, events, circumstances or matters of any kind whatsoever could impair or otherwise affect any rights, interests, contracts or remedies of the Lenders, the Administrative Agent or any other Lender Party. Therefore, each Obligor, on behalf of itself and its employees, agents, officers, directors, representatives, predecessors, successors, transferees and assigns, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, knowingly releases, waives and forever discharges (and further agrees not to allege, claim or pursue) (a) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind whatsoever of any Lender Party to any Obligor, except for any obligations remaining to be respectively performed by the Lenders as expressly set forth in this Amendment, the Credit Agreement and the other Loan Documents, (b) any legal, equitable or other obligations of any kind whatsoever, whether known or unknown, of any Lender Party to any Obligor (and any rights of any Obligor against any Lender Party) other than any such obligations expressly set forth in this Amendment, the Credit Agreement and the other Loan Documents, (c) any and all claims, whether known or unknown, under any oral or implied agreement with (or obligation or undertaking of any kind whatsoever of) any Lender Party which is different from or in addition to the express terms of this Amendment, the Credit Agreement and the other Loan Documents and (d) all other claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract or in tort, in law or in equity, whether known or unknown, direct or derivative, which such Obligor or any predecessor, successor or assign might otherwise have or may have against any Lender Party on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the Eighth Amendment Effective Date. The Obligors further understand and agree that none of the Lenders, the Administrative Agent, any Issuer or any other Lender Party shall at any time, whether heretofore, on or as of the Eighth Amendment Effective Date or thereafter, be liable or responsible for any special, consequential, punitive, incidental, exemplary or other similar damages or claims arising in any way out of the Loan Documents, the transactions contemplated thereby or any action taken or not taken in connection therewith. Each Lender Party hereby further agrees that the Administrative Agent shall not have any liability or responsibility whatsoever, and shall be fully protected and exculpated from and against, any action taken or not taken by it at the direction of, or authorized by, the Required Lenders, including any such action authorized hereunder, or any action taken in connection therewith (“Authorized Actions”). Section 10.3 of the Credit Agreement shall apply to this Amendment and all Authorized Actions, except that it is understood and agreed that all Authorized Actions shall be deemed not to constitute gross negligence or willful misconduct.
     SECTION 7.9. Amendment Fee. In addition, the Borrower hereby covenants and agrees that, so long as the Eighth Amendment Effective Date occurs, it shall pay on the Closing Date (as defined in the DIP Term Sheet) to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof prior to such Closing Date, a non-refundable fee (the “Eighth Amendment Fee”) of 50 basis points (i.e., .50%) on the amount of such Lender’s outstanding Loans and Commitments under the Credit Agreement; such fee to be payable in kind by adding the amount thereof to the principal amount of such Lender’s Loans and Commitments under the Credit Agreement. The Eighth Amendment Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Eighth Amendment as of the date first above written.

CHAMPION HOME BUILDERS CO.

By
Name:
Title:

CHAMPION ENTERPRISES, INC.

By
Name:
Title:

Solely for purposes of Articles VI and VII, each of the undersigned Obligors:

CHAMPION ENTERPRISES MANAGEMENT CO.

By
Name:
Title:

CHAMPION RETAIL, INC.

By
Name:
Title:

HIGHLAND ACQUISITION CORP.

By
Name:
Title:
Signature Pages to Eighth Amendment

HIGHLAND MANUFACTURING COMPANY LLC

By
Name:
Title:

HOMES OF MERIT, INC.

By
Name:
Title:

NEW ERA BUILDING SYSTEMS, INC.

By
Name:
Title:

NORTH AMERICAN HOUSING CORP.

By
Name:
Title:

REDMAN HOMES, INC.

By
Name:
Title:

SAN JOSE ADVANTAGE HOMES, INC.

By
Name:
Title:
Signature Pages to Eighth Amendment

STAR FLEET, INC.

By
Name:
Title:

WESTERN HOMES CORPORATION

By
Name:
Title:
Signature Pages to Eighth Amendment

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent

By
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By
Name:
Title:
Signature Pages to Eighth Amendment

[INSERT NAME OF LENDER]

By
Name:
Title:
Signature Pages to Eighth Amendment